Exhibit 99.1

ROB GROUP GMBH
BALANCE SHEET
December 31, 2012

ASSETS	Monitary unit: Euro
Current Assets
Cash & Equivalents	€54,000.00
Accounts Receivable, Net	2,596,000
Inventory -net of allowance for inventory obsolescence	7,717,000
Prepaid Expenses & Other Assets	4,250,000
Total Current Assets	14,617,000

Property & Equipment, Net	2,413,000
Other	289,000
Total Assets	€17,319,000

LIABILITIES AND STOCKHOLDERS EQUITY
Current Liabilities
Accounts Payable	€6,129,000
Accrued Expenses	570,000
Accrued Income Taxes
Other Liabilities	3,640,000
Total Current Liabilities	10,339,000

Long term- Liabilities
Loan payable to Bank	6,541,000
Total Liabilities	16,880,000
Stockholders' Equity
Subscribed Capital	848,000
Retained Earnings	(409,000)
Total Stockholders' Equity	439,000
Total Liabilities & Stockholders' Equity	€17,319,000

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ROB GROUP GMBH
INCOME STATEMENT
FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2012

Revenues	Monitary unit: Euro
Total revenues	€33,842,300

Cost of revenues
Total cost of revenues	23,556,900
Gross profit	10,285,400

Operating expenses
Selling, general and administrative	9,561,450
Total operating expenses	9,561,450
Operating income/(loss)	723,950

Other income (expenses)
Interest and financing costs	-
Interest and other income, net	-
Total other income, net	-

Income/(loss) before income taxes	723,950
Income tax benefit/(expense), net	-
Net income/(loss)	€723,950

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ROB GROUP GMBH
BALANCE SHEET
March 31, 2013

ASSETS	Monitary unit: Euro
Current Assets
Cash & Equivalents	€4,797.00
Accounts Receivable, Net	2,783,808
Accounts Receivable-related party	-
Inventory -net of allowance for inventory obsolescence	6,668,976
Prepaid Expenses & Other Assets	151
Total Current Assets	9,457,732

Property & Equipment, Net	799,897
Due From Related Parties	-
Goodwill	-
Other	152,524
Total Assets	€10,410,153

LIABILITIES AND STOCKHOLDERS EQUITY
Current Liabilities
Accounts Payable	€6,030,992
Accrued Expenses	290,741
Accrued Income Taxes	815,325
Other Liabilities	1,335,580
Total Current Liabilities	8,472,638

Long term- Liabilities
Loan payable to Bank	5,087,769
Loan payable to Related party	(1,004,153)
Notes payable to Shareholder	-
Total Liabilities	12,556,254

Commitments & Contingencies	-

Stockholders' Equity
Subscribed Capital	500,000
Capital Reserves	80,000
Retained Earnings	(2,726,101)
Total Stockholders' Equity	(2,146,101)
Total Liabilities & Stockholders' Equity	€10,410,153

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ROB GROUP GMBH
INCOME STATEMENT
FOR THE SIX MONTHS ENDED JUNE 30, 2013

Revenues	Monitary unit: Euro
Total revenues	€12,320,075

Cost of revenues
Total cost of revenues	10,205,107
Gross profit	2,114,967

Operating expenses
Selling, general and administrative	4,755,619
Total operating expenses	4,755,619
Operating income/(loss)	(2,640,652)

Other income (expenses)
Interest and financing costs	(341,488)
Interest and other income, net	189,192
Total other income, net	(152,297)

Income/(loss) before income taxes	(2,982,140)
Income tax benefit/(expense), net	(52)
Net income/(loss)	€(2,982,192)

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UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

On October 31, 2013, Cemtrex, Inc. (“Cemtrex”, “the Company”) completed the acquisition of the privately held ROB Group, a leader in electronics manufacturing solutions located in Neulingen, Germany. The ROB Group, founded in 1989, consisted of 4 distinct operating companies, forming a complete electronics design, manufacturing, assembly, and cabling solutions provider that serves the electronics and cabling needs of some of the largest companies in the world in the Medical, Automation, Industrial, and Renewable Energy industries. ROB Group also has a manufacturing facility in Sibiu, Romania. ROB Cemtrex GmbH now operates as a subsidiary of Cemtrex, Inc..

The Unaudited Pro Forma Financial Information gives effect to the Acquisition using the acquisition method of accounting, after giving effect to the pro forma adjustments discussed in the accompanying notes.  This financial information has been prepared from, and should be read in conjunction with, the historical consolidated financial statements and notes thereto of Cemtrex and ROB Group included elsewhere in this report.

The financial periods required to be presented in this Form 8K/A are based on our fiscal periods.  Cemtrex and ROB Group have different fiscal year ends.  For the purpose of presenting these pro forma financial statements, we used the financial statements for our fiscal year ended September 30, 2012, as filed with the Securities and Exchange Commission (“SEC”) in our Annual Report on Form 10-K, and the financial statements for the six months ended March 31, 2012, in our Quarterly Report on Form 10-Q.  To meet the SEC’s pro forma requirements of combining operating results for ROB Group for an annual period that ends within 93 days of the end of our latest annual fiscal period as filed with the SEC, we combined ROB Group’s twelve months ended December 31, 2012 with our fiscal year ended September 30, 2012.  For the operating results for the six months ended March 31, 2013 we combined ROB Groups three months ended June 30, 2013 with our six months ended March 31, 2013.

The Pro Forma Combined Balance Sheet gives effect to the Acquisition as if it had occurred on March 31, 2013, combining the historical balance sheet of Cemtrex as of that date with the balance sheet of ROB Group as of June 30, 2013.  The Pro Forma Statements of Operations for the twelve month period ending September 30, 2012 and for the six month period ended March 31, 2013 gives effect to the Acquisition as if it had occurred at the beginning of the respective periods.

The consolidated financial statements of Cemtrex presented in the Pro Forma Financial information utilize United States Generally Accepted Accounting Principles (“US GAAP”).  These statements therefore reflect the impact of US GAAP adjustments made to the historical financial statements of ROB Group.  The financial statements were translated from Euros to US dollars using the following exchange rates of Euro per US Dollar: 1.2816 with respect to the Balance Sheet at March 31, 2013; 1.2856 with respect to the Statement of Operations for the twelve months ended September 30, 2012; and 1.2847 for the statement of operations for the six months ended March 31, 2013.

The Pro Forma Combined Financial Information is unaudited, and is not necessarily indicative of the consolidated results that actually would have occurred if the acquisition had been consummated at the beginning of the periods presented, nor does it purport to present the future financial position and results of operations for future periods.

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